UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2012

MATSON, INC.

(Exact name of registrant as specified in its charter)

Hawaii	000-00565	99-0032630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1411 Sand Island Parkway

Honolulu, Hawaii 96803

(Address of principal executive office and zip code)

(808) 848-1211

(Registrant’s telephone number, including area code)

ALEXANDER & BALDWIN HOLDINGS, INC.

822 Bishop Street, P. O. Box 3440

Honolulu, Hawaii 96801

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

On July 2, 2012, Matson, Inc., formerly known as Alexander & Baldwin Holdings, Inc. (the “Company”), issued a press release announcing (i) the completion of the separation of its businesses into two publicly traded companies; (ii) the name change to Matson, Inc. and the fact that the Company now trades on the New York Stock Exchange under the stock symbol "MATX;" and (iii) the declaration of a third quarter dividend.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.                                          Exhibits

(d)           Exhibits

99.1	Press Release, dated as of July 2, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2012

MATSON, INC.

/s/ Kevin C. O’Rourke
Kevin C. O’Rourke
Senior Vice President,
Chief Legal Officer